UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1232 22nd STREET NW, SUITE 600, WASHINGTON, D.C. 20037
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 833-7742

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1	Correct earnings release for the quarter ended June 30, 2004, issued on August 3, 2004

Item 12.                                                    Disclosure of Results of Operations and Financial Condition

On August 3, 2004, the Registrant issued a press release announcing financial results for the quarter ended June 30, 2004 and filed with the SEC a Current Report on Form 8-Kon the same matter.   Exhibit 99.1 of the August 3, 2004 8-K incorrectly listed the unaudited June 30, 2004 Total Stockholders’ Equity as $47,348 (in thousands).  The Press Release that was disseminated by the Company on August 3, 2004 correctly stated the unaudited June 30, 2004 Total Stockholders’ Equity as $44,348 (in thousands).

For convenience and ease of reference the Registrant is including the entire earnings release at Exhibit 99.1 with the applicable change.

The information contained in Item 12 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: August 3, 2004	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1	Correct earnings release for the quarter ended June 30, 2004, issued on August 3, 2004